UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2010
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IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-11071	84-0685613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (818) 407-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Ninth Amendment to Loan and Security Agreement

On November 3, 2010, Image Entertainment, Inc. (the "Company”) entered into the Ninth Amendment to Loan and Security Agreement (“Amendment”) with Wells Fargo Capital Finance, LLC, as agent and lender ("Wells").  The Company’s majority-owned subsidiary Image/Madacy Home Entertainment, LLC also executed such Amendment as a party.  In connection with the Amendment, the Company paid Wells a $20,000 fee.  Among other modifications to the underlying revolving credit facility, the Amendment permits the Company's subsidiary, Image/Madacy Home Entertainment, LLC to borrow capital under the Company's revolving credit facility in amounts not to exceed in the aggregate $4,000,000, subject to such lesser amount that may be available under the borrowing base of such revolving credit facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Dated: November 9, 2010	By:	/s/ MICHAEL B. BAYER
		Name	Michael B. Bayer
		Title:	Corporate Secretary